                          AMENDED AND RESTATED GENERAL
                      PARTNER PLEDGE AND SECURITY AGREEMENT

          This Amended and Restated General Partner Pledge and Security Agreement is made and entered into as of this 2nd day of December, 1996 by and between AIMCO LT, L.P., a Delaware limited partnership ("PLEDGOR"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("GMAC").

                               BACKGROUND

          GMAC is the holder of a Note from Pledgor (the "ORIGINAL NOTE") dated November 14, 1996 in the principal amount of $6,317,000. As security for the payment and performance by Pledgor of its obligations under the Original Note, Pledgor executed and delivered to GMAC, among other things, a General Partner Pledge and Security Agreement dated November 14, 1996, (the "ORIGINAL PLEDGE").

          The aforesaid loan has been amended and restated pursuant to an Amended and Restated Note between Pledgor and GMAC of even date herewith. Accordingly, the parties desire to amend and restate the Original Pledge in connection with such Amended and Restated Note.

          NOW, THEREFORE, intending to be legally bound, the parties agree that the Original Pledge is hereby amended and restated in its entirety to read as follows:

           [Remainder of page intentionally left blank]

                                  GENERAL PARTNER
                           PLEDGE AND SECURITY AGREEMENT
                                     (GP LOAN)

     THIS PLEDGE AND SECURITY AGREEMENT dated as of December 2, 1996, made by AIMCO LT, L.P., a Delaware limited partnership (the "PLEDGOR"), having an address at 1873 South Bellaire Street, Denver, Colorado 80222, in favor of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("GMAC"), having an address at 650 Dresher Road, P.O. Box 1015, Horsham, PA 19044-8015.

                              W I T N E S S E T H:

     WHEREAS, the Pledgor is a general partner of RC Associates ("RC"), Highland Park Partners, Woodland Ridge II Partners Limited Partnership ("WOODLAND"), Woodhill Associates ("WOODHILL"), Southridge Associates ("SOUTHRIDGE"), Meadowbrook Drive Limited Partnership ("MEADOWBROOK"), Greentree Associates ("GREENTREE"), Meadows Limited Partnership ("MEADOWS"), Walnut Springs Limited Partnership, Heather Associates, Copper Chase Partners and Cypress Landing Limited Partnership, each an Illinois limited partnership (each, individually, a "PARTNERSHIP", and collectively, the "PARTNERSHIPS");

     WHEREAS, GMAC has made a loan to the Pledgor in the principal amount of $25,615,200 (the "LOAN");

     WHEREAS, the Loan is evidenced by an Amended and Restated Note (the "NOTE") of even date herewith issued by the Pledgor and is secured by, among other things, an Amended and Restated Pledge and Security Agreement (the "PLEDGE") of even date herewith. The Note, the Pledge and all other documents executed in connection with the Loan are hereinafter collectively referred to as the "LOAN DOCUMENTS"; and

     WHEREAS, to secure the obligations of the Pledgor under the Loan Documents, the Pledgor has agreed to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1 DEFINED TERMS. The following terms which are defined in the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania on the date hereof are used herein as so defined: Accounts, Chattel Paper, General Intangibles, Instruments and Proceeds; and the following terms shall have the following meanings:

          "AGREEMENT" means this General Partner Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "COLLATERAL" has the meaning assigned to it in Section 2 of this Agreement.

          "PARTNERSHIP AGREEMENTS" means the respective partnership agreements for the Partnerships.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the Commonwealth of Pennsylvania.

     SECTION 2 GRANT OF SECURITY INTEREST BY PLEDGOR. The Pledgor hereby pledges to GMAC, and grants to GMAC, a lien on, and continuing security interest in (subject only to prior security interests and liens granted to GMAC, if any), all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance by the Pledgor of its obligations under the Loan Documents:

           (a) The Pledgor's general partnership interests in the Partnerships and all of its rights as general partner under the Partnership Agreements (including, without limitation, all of its right, title and interest as a general partner to participate in the operation and management of the Partnerships and all of its right, title and interest as general partner to property, assets, management and other fees, partnership interest and distributions under the Partnership Agreements);

           (b) all Accounts arising out of its general partnership interests in the Partnerships and the Partnership Agreements;

           (c) all General Intangibles arising out of its general partnership interests in the Partnerships and the Partnership Agreements;

           (d) all present and future rights of the Pledgor to receive any payment of money or other distribution or payment arising out of or in connection with its general partnership interests in the Partnerships and its rights as general partner under the Partnership Agreements;

          (e) any other property of the Partnership to which the Pledgor now or in the future may be entitled in its capacity as a general partner of the Partnerships by way of distribution, return of capital or otherwise;

           (f) any other claim which the Pledgor now has or may in the future acquire in its capacity as a general partner of the Partnerships against the Partnerships and/or their property and/or the other partners thereof; and

           (g) to the extent not otherwise included above, all Proceeds of any and all of the foregoing, including, without limitation, whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or noncash proceeds, and any and all other amounts paid or payable under or in connection with any of the Collateral.

     This Agreement constitutes a continuing security interest in the Collateral and shall remain in full force and effect until release or termination of the Partnership's obligations under the Loan Documents (collectively, the "OBLIGATIONS").

     SECTION 3 RIGHTS OF GMAC: LIMITATIONS ON GMAC'S OBLIGATIONS.

           (a) PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under the Partnership Agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. Unless GMAC shall become a general partner of the Partnerships as a result of its exercise of remedies pursuant to the terms hereof, and except as set forth in Section 17 hereof, GMAC shall not have any obligation or liability by reason of or arising out of this Agreement or the receipt by GMAC of any payment relating to any Collateral pursuant hereto, nor shall GMAC be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to the Partnership Agreements, or any of them, or any Account or General Intangible to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any thereof, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been pledged to it or to which it may be entitled at any time or times. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to GMAC any of the obligations of a partner of any of the Partnerships, or (b) to constitute GMAC a partner of the Partnerships.

           (b) PROCEEDS. Subject to Section 6 hereof, GMAC hereby authorizes the Pledgor to collect all Accounts arising out of the Partnership Agreements in respect of its general partnership interests in the Partnerships. If required by GMAC at any time after the occurrence of a default or an Event of Default under any of the Loan Documents, such Accounts and any Proceeds, when collected by the Pledgor, shall be forthwith deposited by the Pledgor in the exact form received, duly indorsed by the Pledgor to GMAC if required, in a special bank account maintained by GMAC, subject to withdrawal by GMAC as hereinafter provided, and, until so turned over, shall be held by the Pledgor in trust for GMAC, segregated from other funds of the Pledgor.

     SECTION 4 REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants as follows:

           (a) OWNERSHIP OF COLLATERAL; LIENS. The Pledgor is the legal and beneficial owner of the Collateral, free and clear of all liens, except for the liens created by this Agreement, and other liens in favor of GMAC. The Pledgor has all requisite power and authority and the legal right to pledge to GMAC, and to grant to GMAC, a second priority lien on and continuing second priority security interest in the Collateral relating to RC, Woodland, Woodhill, Meadowbrook, Southridge, Greentree and Meadows and a first priority lien on and continuing first priority security interest in the remaining Collateral. GMAC acknowledges that the Pledgor has previously granted GMAC a first priority lien on and a continuing first priority security interest in certain of the Collateral as security for certain obligations to GMAC of parties related to the Pledgor. The execution, delivery and performance by the Pledgor of this Agreement is within the Pledgor's powers, has been duly authorized by all necessary partnership and legal action, and does not contravene any agreement applicable to any of the Partnerships or the Pledgor or restriction binding on or affecting any of the Partnerships or the Pledgor or any of their respective assets. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of GMAC.

           (b) SECURITY INTEREST. The security interests granted and continued pursuant to this Agreement constitute perfected first or second priority security interests, as applicable, in the Collateral in favor of GMAC and are enforceable as such against all creditors of and purchasers from the Pledgor. All action on the part of the Pledgor necessary or desirable to perfect such security interests in each item of the Collateral requested by GMAC, including the

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

     execution of financing statements for filing in the appropriate filing offices in all appropriate public offices, has been or will be duly taken.

           (c) GOVERNMENTAL ACTION. No action by any governmental or quasi-governmental body or authority (i) is required in connection with the grant or continuation by the Pledgor of the liens intended to be created or continued pursuant to this Agreement, (ii) is required to be obtained by the Pledgor in connection with the exercise by GMAC of the rights provided in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, or (iii) is required in connection with the execution, delivery and performance by the Pledgor of this Agreement or any of the Partnership Agreements.

           (d) ACCOUNTS. The Pledgor's chief executive office and chief place of business, and the place where the Pledgor keeps its records concerning the Collateral, is located at Pledgor's address set forth on page 1 hereof.

     SECTION 5 COVENANTS. The Pledgor covenants and agrees that, so long as any of the Obligations under the Loan Documents remain in effect:

           (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of GMAC, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as GMAC may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, the Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as GMAC may deem necessary or desirable in order to perfect and preserve the liens created or continued or intended to be created or continued hereby. The Pledgor hereby authorizes GMAC to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such note, Instrument or Chattel Paper shall be immediately delivered to GMAC, duly indorsed in a manner satisfactory to GMAC, to be held as Collateral pursuant to this Agreement.

           (b) MAINTENANCE OF RECORDS. The Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

           (c) LIMITATION ON LIENS ON COLLATERAL. The Pledgor will not create, incur or permit to exist, will defend the Collateral and the right, title and interest of GMAC therein against, and will take such other action as is necessary to remove, any lien, encumbrance or claim on or to the Collateral other than the lien created and continued pursuant to this Agreement.

           (d) FURTHER IDENTIFICATION OF COLLATERAL. The Pledgor will furnish to GMAC from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as GMAC may reasonably request, all in reasonable detail.

           (e) CHANGES IN LOCATIONS, NAME, ETC. The Pledgor will not, unless it shall give 60 days' prior written notice to such effect to GMAC,
     (i) change the location of its chief executive office or chief place of business from that specified in Section 4(d) hereof, or remove its books and records from such location, or (ii) change its name, identity or structure to such an extent that any financing statements filed by GMAC in connection with this Agreement would become misleading.

           (f) AMENDMENTS TO PARTNERSHIP AGREEMENTS. The Pledgor shall not, without the prior written consent of GMAC, consent to, vote in favor of or otherwise permit any amendment to or modification of any of the Partnership Agreements or the partnership agreements, Articles of Incorporation or by-laws of any Affiliate (as hereinafter defined). For purposes of this Pledge, "AFFILIATE" shall mean any corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust, or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Pledgor.

           (g) NO TRANSFER OF INTEREST IN PARTNERSHIPS. The Pledgor shall not sell, assign, transfer, pledge or encumber or permit to be sold, assigned, transferred, pledged or encumbered any of its interests in any of the Partnerships or the other Collateral. Any sale, assignment, transfer, pledge or encumbrance of the Pledgor's interest in any of the Partnerships in violation of the foregoing provisions of this Section 5(g) shall be null and void.

           (h) BANKRUPTCY OF THE PARTNERSHIPS. The Pledgor shall not authorize, seek to cause or permit any of the Partnerships to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or to make a general assignment for the benefit of its creditors.

           (i) CONDUCT OF BUSINESS. MAINTENANCE OF EXISTENCE, ETC. The Pledgor shall at all times (i) preserve and maintain in full force and effect its existence as a limited partnership under the laws of the State of Delaware and its qualification to do business in each other jurisdiction where the ownership or leasing of property or the nature of business transacted makes such qualification necessary, and (ii) obtain, maintain in full force and effect and comply in all material respects with all legal requirements and other consents and approvals required at any time in connection with its general partnership interests in the Partnerships.

           (j) CLAIMS AGAINST COLLATERAL. The Pledgor shall, within 5 days of receipt of knowledge by the Pledgor, notify GMAC in reasonable detail of any lien, encumbrance or claim made or asserted against the Collateral.

           (k) COMPLIANCE WITH LAWS. The Pledgor shall comply with all legal requirements in connection with its business as a general partner of the Partnerships.

           (l) NOTICE OF DISSOLUTION. The Pledgor will forthwith upon learning of the occurrence of any event which would cause termination and/or dissolution of any of the Partnerships, notify GMAC in writing thereof.

     SECTION 6 GMAC'S APPOINTMENT AS ATTORNEY-IN-FACT.

           (a) POWERS. Effective immediately, without limiting any rights or powers granted herein to GMAC while no default or Event of Default under any of the Loan Documents has occurred, the Pledgor hereby irrevocably constitutes and appoints GMAC and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, without notice to or assent by the Pledgor, to do the following:

               (i) upon the occurrence of any default or Event of Default under any of the Loan Documents, to exercise all partnership rights, powers and principles to the same extent as a general partner of the Partnerships;

              (ii) to the extent that the Pledgor would have the right to do so under any of the Partnership Agreements, upon the occurrence of any Event of Default, in the name of the Pledgor or its own name, or otherwise, to take possession of and indorse (without recourse) and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any of the Partnership Agreements or any Account, Instrument or General Intangible arising thereunder or out of the Pledgor's general partnership interests in any of the Partnerships and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by GMAC for the purpose of collecting any and all such moneys due under any of the Partnership Agreements or any Account, Instrument or General Intangible arising thereunder or out of any of the Pledgor's general partnership interests in the Partnerships whenever payable;

             (iii) upon the occurrence of any default or Event of Default under any of the Loan Documents, to pay or discharge taxes and Liens levied or placed on the Collateral and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5(a) hereof; and

              (iv) upon the occurrence of any default or Event of Default under any of the Loan Documents, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to GMAC or as GMAC shall direct, (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral,
         (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as GMAC may deem appropriate and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though GMAC were the absolute owner thereof for all purposes, and to do, at GMAC's option and the Pledgor's expense, at any time, or from time to time, all acts and things that GMAC deems necessary to protect, preserve or realize upon the Collateral and the liens thereon created and continued hereby and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

     The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

           (b) OTHER POWERS. The Pledgor also authorizes GMAC, at any time and from time to time, to execute, in connection with any sale provided for in
     Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     SECTION 7 PERFORMANCE BY GMAC OF THE PLEDGOR'S OBLIGATIONS; RIGHTS OF PLEDGOR PRIOR TO A DEFAULT OR EVENT OF DEFAULT. Immediately upon the occurrence of a default or an Event of Default under any of the Loan Documents, and without limiting any rights or powers granted herein to GMAC while no default or an event of Default under any of the Loan Documents has occurred, GMAC, without releasing the Pledgor from any obligation, covenant or condition hereof, itself may make any payment or perform, or cause the performance of, any such obligation, covenant or condition or take any other action in such manner and to such extent as GMAC may deem necessary to protect, perfect or continue the perfection of the liens created or continued or intended to be created or continued pursuant to this Agreement. Unless a default or an Event of Default under any of the Loan Documents shall have occurred, the Pledgor shall be entitled to receive and retain, dividend or otherwise utilize all distributions made to it pursuant to the Partnership Agreements or otherwise arising out of the Collateral and exercise all voting, partnership and other rights pertaining to the Collateral and take all action it is authorized to take thereunder; PROVIDED that no vote or other action taken shall otherwise result in a default or an Event of Default under any of the Loan Documents.

     SECTION 8 RIGHTS AND REMEDIES.

           (a) If a default or an Event of Default under any of the Loan Documents shall have occurred, (i) all payments made in respect of the Collateral and received by or on behalf of GMAC in accordance with the provisions of this Agreement or otherwise, may, in the discretion of GMAC,
     (A) be held by or on behalf of GMAC as Collateral, and/or (B) then or at any time thereafter be applied to the Obligations in such order as GMAC shall determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Collateral shall be registered in the name of GMAC or its nominee, and (whether or not so registered) GMAC or its nominee may thereafter exercise (A) all voting, partnership and other rights pertaining to the Collateral and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the partnership structure of any of the Partnerships or upon the exercise by the Pledgor or GMAC of any right, privilege or option pertaining to such shares or certificates of or evidencing the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but GMAC shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

           (b) If a default or an Event of Default under any of the Loan Documents shall have occurred, then, in addition to any other rights and remedies provided for herein and in any other instrument or agreement securing, evidencing or relating to the Obligations, or that may otherwise be available, GMAC may, without any demand, advertisement or notice (except as expressly provided for below in this Section 8(b) or by applicable law), exercise all the rights and remedies of a secured party under the UCC, and in addition may sell, lease, assign, give option or options to purchase, or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided. The Collateral may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, GMAC, at any exchange or broker's board or at GMAC's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as GMAC shall, in its sole discretion, deem appropriate. GMAC may be the purchaser of any or all of the Collateral so sold at a sale and thereafter may hold the same, and the obligations of the Pledgor and/or any of the Partnerships, to such purchaser may be applied as a credit against the purchase price. GMAC may, in its sole discretion, at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale, GMAC shall have the right to deliver, assign and transfer to the purchaser thereof (including GMAC) the Collateral so sold. Each purchaser (including GMAC) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of the Pledgor, and the Pledgor hereby specifically waives, to the fullest extent it may lawfully do so, all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. The Pledgor agrees that GMAC need not give more than 10 days prior notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after the occurrence of a default or an Event of Default under any of the Loan Documents a statement renouncing or modifying any right to notification of sale or other intended disposition. Any such public sale shall be held at such time or times within ordinary business hours as GMAC shall fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels. GMAC shall not be obligated to make any sale pursuant to any such notice. GMAC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by GMAC until the full selling price is paid by the purchaser thereof, but GMAC shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

           (c) If a default or an Event of Default under any of the Loan Documents shall have occurred, instead of exercising the power of sale provided in Section 8(b) hereof, GMAC may proceed by a suit or suits at law or in equity to foreclose the pledge and security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

           (d) GMAC, as attorney-in-fact pursuant to Section 6 hereof, may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to Section 8(b) or Section 8(c) hereof, and, to the extent permitted by applicable law, the Pledgor hereby ratifies and confirms all that GMAC, as such attorney-in-fact, shall do by virtue hereof. Nevertheless, the Pledgor shall, if so requested by GMAC, ratify and confirm any sale or sales by executing and delivering to GMAC, or to such purchaser or purchasers, all such instruments as may, in the judgment of GMAC, be advisable for the purpose.

           (e) The receipt of GMAC for the purchase money paid at any such sale made by it pursuant to Section 8(b) or 8(c) hereof shall be a sufficient discharge therefor to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

           (f) GMAC shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
     Section 8(b) hereof conducted in a commercially reasonable manner and in accordance with applicable law. The Pledgor hereby waives, to the fullest extent permitted by applicable law, all claims, damages and demands against GMAC arising out of the repossession or retention of the Collateral or the sale of the Collateral pursuant to Section 8(b) or Section 8(c) hereof, including, without limitation, any claims against GMAC arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if GMAC accepts the first offer received that GMAC in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the fullest extent permitted by law, the Pledgor shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

           (g) If GMAC shall demand possession of the Collateral or any part thereof in connection with its rights pursuant to Section 8(b) or Section 8(c) hereof, the Pledgor will, at its own expense, forthwith cause such Collateral or any part thereof designated by GMAC to be assembled and made available and/or delivered to GMAC at any place reasonably designated by GMAC.

           (h) No sale or other disposition of all or any part of the Collateral by GMAC pursuant to this Section 8 shall be deemed to relieve the Partnership of its obligations in respect of any Obligations except to the extent the proceeds thereof are applied by GMAC to the payment of such Obligations.

           (i) if a default or an Event of Default under any of the Loan Documents shall have occurred, GMAC (i) may (but need not), upon notice to the Pledgor, exercise all voting and other rights of the Pledgor as a general partner of the Partnership and exercise all other rights provided under the Partnership Agreements, and (ii) shall receive all permitted distributions, if any, made for the account of the Pledgor under the Partnership Agreements.

     SECTION 9 WAIVER. To the fullest extent it may lawfully so agree, the Pledgor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Collateral. The Pledgor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, the Pledgor hereby: (a) authorizes GMAC, in its sole discretion and without notice to or demand upon the Pledgor and without otherwise affecting the obligations of the Pledgor hereunder or in respect of the Obligations, from time to time to take and hold other collateral (in addition to the Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof and to release or substitute any endorser or guarantor or any other person or entity granting security for or in any other way obligated upon the obligations or any part thereof; and (b) waives and releases any and all right to require GMAC to collect any of the Obligations from any specific item or items of the Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than such Collateral) for any of the Obligations.

      SECTION 10 INDEMNITY. The Pledgor shall indemnify, defend with counsel reasonably acceptable to and hold harmless GMAC from and against any and all claims, losses and liabilities growing out of or resulting from (i) this Agreement (including, without limitation, enforcement of this Agreement),
(ii) any refund or adjustment (including, without limitation, any interest thereon) of any amount paid or payable in accordance with the terms hereof to GMAC in respect of any Collateral after the occurrence of a default or an Event of Default under any of the Loan Documents, (iii) any delay in paying any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral, (iv) any delay in complying with any legal requirements applicable to any of the Collateral and (v) the transactions contemplated by this Agreement, but excluding any such claims, losses or liabilities found by a final order of a court of competent jurisdiction to result from GMAC's gross negligence or wilful misconduct.

      SECTION 11 AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the Pledgor from the terms of this Agreement shall in any event be effective unless the same shall be in writing and signed by the ledgor and GMAC and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 12 NOTICES. All notices, demands and other communications hereunder shall be in writing and sent in the manner set forth in the Pledge, to the addresses of the parties set forth on page 1 of this Agreement. Such notices, demands, and other communications shall be effective as set forth in the Pledge. Each party may change the address to which notices to it are to be sent by written notice given to the other in accordance with this paragraph.

      SECTION 13 CONTINUING PLEDGE AND SECURITY INTEREST. This Agreement shall be a continuing one and all representations, warranties, covenants, undertakings, obligations, consents, waivers and agreements of the Pledgor herein shall survive the date of this Agreement and shall continue in full force and effect until the earlier to occur of (i) the indefeasible payment in full of all of the Obligations, or (ii) the termination of the Obligations; at which time GMAC shall release this Agreement and make any appropriate filings to reflect such release.

      SECTION 14 CHOICE OF LAW; CONSENT TO JURISDICTION. Notwithstanding anything in the Loan Documents to the contrary, this Agreement shall be governed by, interpreted, construed and enforced pursuant to and in accordance with the laws of the Commonwealth of Pennsylvania (excluding the law applicable to conflicts or choice of law) except to the extent as may be expressly provided otherwise in the Pledge. The Pledgor agrees that, at GMAC's option, any controversy arising under or in relation to this Agreement or any other Loan Documents shall be litigated in the Commonwealth of Pennsylvania. At GMAC's option, the Court of Common Pleas for Montgomery County, Pennsylvania and the federal court for the Eastern District of Pennsylvania, shall have jurisdiction over all controversies which may arise under or in relation to this Agreement, including, without limitation, those controversies relating to the execution, jurisdiction, breach, enforcement or compliance with this Agreement or any other issue arising under, related to, or in connection with any of the other Loan Documents. The Pledgor irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from this Agreement or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. Nothing contained herein, however, shall prevent GMAC from bringing any suit, action or proceeding or exercising any rights against the Pledgor, or against any property in any other jurisdiction. Initiating such suit, action or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the Commonwealth of Pennsylvania shall govern the rights and obligations of the Pledgor and GMAC as provided herein, or the submission herein by the Pledgor to personal jurisdiction within the Commonwealth of Pennsylvania. The foregoing provisions were knowingly, willingly and voluntarily agreed to by the Pledgor upon consultation with independent counsel.

      SECTION 15 HEADINGS. Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

      SECTION 16 NO WAIVER; CUMULATIVE REMEDIES; INTEGRATION. GMAC shall not by any act (except by a written instrument pursuant to this Section), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default under any of the Loan Documents or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of GMAC, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by GMAC of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      SECTION 17 GMAC'S DUTIES. The powers conferred on GMAC hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. GMAC shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. GMAC's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as GMAC deals with similar securities and property for its own account. Neither GMAC nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

      SECTION 18 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived, they are hereby waived by the Pledgor and GMAC to the full extent permitted by law so that this Agreement shall be deemed a valid and binding agreement, and the liens and security interests created and continued hereby shall constitute continuing second priority liens on and second priority perfected security interests in the Collateral, in each case enforceable in accordance with its terms and subject only to first priority liens and security interests of GMAC.

      SECTION 19 SPECIFIC PERFORMANCE. The Pledgor hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against the Pledgor for specific performance of this Agreement by GMAC or in respect of all or a substantial part of the Pledgor's assets under the bankruptcy or insolvency laws of any jurisdiction to which the Pledgor or its assets are subject.

      SECTION 20 PRIVATE SALES. The Pledgor recognizes that GMAC may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in any federal or state law governing the issuance or sale of securities and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to GMAC than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. GMAC shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any of the Partnerships to register for public sale under any federal or state law governing the issuance or sale of securities, even if the Partnership would agree to do so.

     SECTION 21 REGISTRATION OF PLEDGE. Concurrently with the execution of this Agreement, the Pledgor will send to the Partnerships written instructions substantially in the form of EXHIBIT A hereto and shall cause the Partnerships to, and the Partnerships shall, deliver to GMAC Initial Transaction Statements in the form of EXHIBIT B hereto confirming that the Partnerships have registered on their books the pledge effected by this Agreement.

     SECTION 22 REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by GMAC upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or any of the Partnerships or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Pledgor or any of the Partnerships, or any substantial part of their property, or otherwise, all as though such payments had not been made.

     SECTION 23 POWERS COUPLED WITH AN INTEREST. All authorizations, agencies and powers herein contained with respect to the Collateral are irrevocable and are coupled with an interest.

     SECTION 24 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 25 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the Pledgor and GMAC have caused this Amended and Restated Agreement to be duly executed and delivered as of the date first above written.

                         GMAC COMMERCIAL MORTGAGE CORPORATION

                         By: /s/ Jerome R. Prassass
                            ---------------------------------

                         AIMCO LT, L.P., a Delaware limited partnership

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                                   By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                        corporation, its general partner


                                   By: /s/ H. Alcock
                                      ----------------------------------------

                                   Name:  Harry Alcock
                                        --------------------------------------
                                   Title: VP
                                         -------------------------------------

                             ACKNOWLEDGMENT AND CONSENT

     The undersigned, which are the Partnerships referred to in the foregoing Amended and Restated General Partner Pledge and Security Agreement (the "PLEDGE"), hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to us.

     The undersigned also agree that if a default or an Event of Default under any of the Loan Documents (as defined in the Note) shall occur to pay to GMAC Commercial Mortgage Corporation ("GMAC") all amounts then due and thereafter as they become due to AIMCO LT, L.P., in its capacity as general partner of the undersigned, until the Obligations (as defined in the Pledge) are no longer in force. The undersigned further agree that GMAC will not have any of the obligations of a general partner of any of the undersigned unless GMAC affirmatively elects in writing to undertake such obligations by becoming a general partner in the undersigned in accordance with the terms of the Pledge.

December 2, 1996

                         RC ASSOCIATES, an Illinois limited
                         partnership

                         By:  AIMCO LT, L.P., a Delaware limited
                              partnership, its general partner

                         By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ----------------------------------------
                              Name:  Harry Alcock
                                   --------------------------------------
                              Title: VP
                                    -------------------------------------


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                         HIGHLAND PARK PARTNERS, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         WOODLAND RIDGE II PARTNERS LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         WOODHILL ASSOCIATES, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         SOUTHRIDGE ASSOCIATES, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         MEADOWBROOK DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         GREENTREE ASSOCIATES, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         MEADOWS LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         WALNUT SPRINGS LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         HEATHER ASSOCIATES, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         COPPER CHASE PARTNERS, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------

                         CYPRESS LANDING LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: AIMCO LT, L.P., a Delaware limited partnership, its general partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its general partner

                              By:  AIMCO HOLDINGS QRS, INC., a Delaware
                                   corporation, its general partner

                              By: /s/ H. Alcock
                                 ---------------------------------------------
                              Name:  Harry Alcock
                                   -------------------------------------------
                              Title: VP
                                    ------------------------------------------